Exhibit 99.1

Monitronics International Enters New Era of Growth and Innovation with Successful Emergence from Chapter 11

Well-Positioned for Long-Term Growth and Success with Renewed Balance Sheet Strength and the Support of EQT and Brigade

Appoints New Board of Directors with Nearly 100 Years of Combined Experience

DALLAS, TX - August 30, 2019 (GLOBE NEWSWIRE) - Monitronics International, Inc. (“Monitronics” or “the Company”) today announced that it has successfully emerged from Chapter 11 protection and has merged with Ascent Capital Group, Inc. (“Ascent”), marking the completion of the Company’s financial recapitalization. As a result of the financial recapitalization, Monitronics’ largest shareholders will be EQT Credit (“EQT”), the credit arm of EQT Partners, a global investment firm with around EUR 40 billion in assets under management, and Brigade Capital Management (“Brigade”), a global investment management firm. Trading of the new Monitronics shares is expected to begin on or before September 4, 2019. Shares will trade on the OTC Markets under the ticker “SCTY.”

“This is an exciting day for Monitronics as we have emerged as a stronger, more focused organization,” said Jeffery Gardner, President and Chief Executive Officer of Monitronics. “With renewed balance sheet strength, a strong subscriber portfolio and recurring revenue base, and the support of EQT and Brigade, two highly regarded financial sponsors, we are well-positioned to be a leader in the accelerating home security market and to execute on the vast growth opportunities ahead. I want to thank our dedicated team of employees as well as our dealers, customers and suppliers, who continued to believe in our Company and worked with us to achieve this successful balance sheet recapitalization.”

Stephen Escudier, Partner at EQT Partners and Investment Advisor to EQT Credit, stated, “We are pleased to have worked collaboratively with the Company and its stakeholders to facilitate a balance sheet recapitalization that optimally positions Monitronics for success. As Monitronics largest shareholder, we look forward to partnering with the Company’s management team as they execute on their strategic vision and continue to build Monitronics’ position as an industry leader. In partnership with our fellow shareholders, we have recruited an experienced and high-caliber Board of Directors of senior industrialists to support management in their efforts to drive value in the coming years.”

Additional Details of the Balance Sheet Recapitalization

Monitronics emerged from Chapter 11 protection having eliminated approximately $885 million of debt, including approximately $585 million aggregate principal amount of the Company’s 9.125% Senior Notes due 2020, $250 million of the Company’s term loans and $50 million of the Company’s revolving loans. Approximately 14% of the Company’s 9.125% Senior Notes due 2020 received cash and the remainder, along with $100 million of the Company’s term loans, were converted into equity. Approximately $823 million of the Company’s term loans were converted into a new term loan facility. Upon emergence, the Company also gained access to $295 million of additional liquidity under new exit financing (consisting of a $150 million term loan facility, and a $145 million revolving facility) to support its continued growth and ensure it can continue to execute on its strategic plan. The Company further reduced outstanding indebtedness and paid fees and expenses related to the recapitalization transactions from the receipt of an additional $200 million of cash comprised of $177 million in proceeds through an equity rights offering and approximately $23 million from Ascent in consideration for which the Ascent shareholders received, in the aggregate, 5.82% of the equity of the Company, or 1,309,757 shares of Monitronics common stock, based on a final exchange ratio of 0.1043086 of a share of Monitronics common stock for each outstanding share of Ascent common stock (other than (i) shares of Ascent common stock held by Monitronics or by Ascent as treasury shares or (ii) shares of Ascent common stock held by stockholders who did not vote for or consent in writing to the merger and who properly made a demand for appraisal of such shares pursuant to, and who complied in all respects with, the provisions of Section 262 of the General Corporation Law of the State of Delaware and did not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal).

New Board of Directors

In tandem with the completion of Monitronics’ restructuring, the Company has appointed a new Board of Directors that will provide critical expertise and experience as the Company enters its next phase of growth and innovation.

Effective immediately, the new Monitronics Board of Directors will be:

•	Jeffery Gardner, Monitronics President and CEO;

•	Michael J. Kneeland, Chairman of the Board, who most recently served as the CEO of United Rentals, Inc. and currently serves as the non-executive Chairman of United Rental’s Board;

•	Stephen Escudier, who currently serves as a Partner at EQT Partners;

•	Andrew Konopelski, who currently serves as a Partner at EQT Partners and Head of EQT Credit;

•	Michael Meyers, who most recently served as CFO of Monitronics;

•	Mitchell G. Etess, who most recently served as the CEO of Mohegan Gaming Authority & Entertainment; and

•	Patrick J. Bartels, Jr., who currently serves as the Managing Member of Redan Advisors LLC and holds the Chartered Financial Analyst designation.

Regarding the new Board, Gardner continued: “The experience and engagement of our new Board of Directors - combined with the continued loyalty and partnership of our customers, employees, suppliers, and independent Authorized Dealers- will ensure we are in a position to capitalize on the opportunities in front of us and continue to build on our position as an industry leader.”

Monitronics was represented in the recapitalization by Latham & Watkins LLP, King & Spalding LLP, Hunton Andrews Kurth LLP, Moelis & Company LLC and FTI Consulting Inc. Ascent was represented in this matter by Baker Botts L.L.P. and B. Riley FBR, Inc.

Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties and projections of results of operations or of financial condition or forecasts of future events that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements concerning management’s expectations of plans, strategies, objectives, growth and anticipated financial and operational performance, financial prospects; anticipated sources and uses of capital; the expected timetable for the quotation of Monitronics common stock on the OTC Markets, and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, possible changes in market acceptance of Monitronics’ services, technological innovations in the alarm monitoring industry, competitive issues, the receipt of approvals for the Monitronics common stock to be quoted on the OTC Markets, general market and economic conditions and changes in law and government regulations. Forward-looking statements can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. These forward-looking statements speak only as of the date of this communication, and Ascent and Monitronics expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Ascent's or Monitronics’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Ascent and Monitronics, including the most recently filed Annual Report on Form 10-K for the year ended December 31, 2018 and their most recently filed Quarterly Reports on Form 10-Q for additional information about Ascent and Monitronics and about the risks and uncertainties related to Ascent's and Monitronics’ respective business which may affect the statements made in this communication.

About Monitronics

Monitronics (OTC: SCTY) is one of the largest home security and alarm monitoring companies in the U.S. Headquartered in the Dallas-Fort Worth area, Monitronics secures approximately 900,000 residential and commercial customers through highly responsive, simple security solutions backed by expertly trained professionals. The Company has the nation’s largest network of independent authorized dealers - providing products and support to customers in the U.S., Canada and Puerto Rico - as well as direct-to-consumer sales of DIY and professionally installed products.

Media Contact

Sarah Rosselet
FTI Consulting
312-428-2638
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Investor Contact

Erica Bartsch
Sloane & Company
212-486-9500
ebartsch@sloanepr.com